Exhibit (j) under N-1A
                                          Exhibit 23 under Item 601/Reg SK


                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated August 15, 2000, with respect to the financial statement of the Wachovia Variable Insurance Funds included in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-1A, Registration No. 333-33306).

/s/ Ernst & Young LLP

ERNST & YOUNG LLP

Boston, Massachusetts
September 15, 2000